Semiannual Report
April 30, 2001
Foreign Equity Fund

T. Rowe Price, Invest with Confidence (registered trademark)

Semiannual Report
April 30, 2001
Foreign Equity Fund


Dear Investor

International stock markets weakened during the six months ended April 30, 2001, as growth stocks corrected sharply, overwhelming the gains achieved by cyclical and value shares. The declines in the technology hardware and telecom sectors were particularly steep, while the materials and energy industries performed best. More defensive consumer staples and utilities stocks were flat over the period.

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 4/30                  6 Months       12 Months

  Foreign Equity Fun                  -10.06%        -19.25%

  MSCI EAFE Index                     -7.98          -16.17
  Lipper International
  Funds Average                       -9.48          -18.18

     Fund performance during the 6- and 12-month periods shown above trailed both the MSCI EAFE index and the Lipper average for similar funds. In an environment strongly favoring value stocks, the fund's concentration on growth shares hurt its relative performance. After rising at a tremendous rate, demand for telecom and technology products slowed, disappointing investors and pushing share prices lower. International economic growth continued to decelerate but remained healthy outside of Japan, where weaker technology orders hurt exports and consumer demand stayed poor.

     We realize the past couple of years have been a difficult period for investors in international stock markets. Except for brief periods, the current cycle of foreign stocks trailing the performance of U.S. stocks started in early 1995 (see graph on page 2). The historic pattern suggests, however, that this period could be followed by superior performance in the future-although it is impossible to predict when a definitive change in leadership will occur.

Portfolio Review

     At the end of April, Europe represented 67% of net assets, up from 64% in October. Within Europe, the U.K. remained the largest country exposure at 22% of net assets. We had 18% invested in Japan, unchanged since October. In the Far East, the weighting rose from 5% to 7%, while in Latin America 3% of the portfolio was split between Mexico and Brazil. The fund is underweighted in Europe and Japan relative to the MSCI EAFE Index and overweighted in the Far East and Latin America. The changes in regional allocations resulted from differences in the relative performance of each region, as well as from transactions. Purchases included financial and commercial services companies, which are restructuring to raise returns, and also inexpensively valued telecoms with attractive growth rates. We reduced holdings that had risen to their target valuations, some telecoms facing regulatory change or increasing competition, and selected technology stocks that we perceived to be most vulnerable to falling telecom sector demand.

Geographic Diversification
--------------------------------------------------------------------------------

Europe         Japan          Far East         Latin America          Other
67             18             7                3                      5

Based on net assets as of 4/30/01.

     Europe

     Value stocks led European markets, with automobile and materials (chemicals, paper, metal) companies strongest, followed by energy groups. Technology and telecom growth stocks fell heavily, and country performance reflected sector results. For example Spain, where there are no major technology stocks and where telecoms were far stronger than their sector peers across Europe, was the region's best-performing major market. Sweden and Finland declined most due to technology giants LM Ericsson and Nokia spiraling downward. The steep overall correction in telecom stocks impeded stock market returns in Germany, France, and the U.K. (See Market Performance table on page 3.)

     o Telecoms High debt burdens and delays of next-generation technologies hurt the performance of this sector. Telecom companies' debt levels had risen due to their investments in new services, and many of those with the highest debt loads either issued new bonds or proposed divesting assets to raise funds. News that third-generation services, anticipated in 2002, would not be generally available until 2004 hurt the outlook for telecom operators because of the delay in expected revenues. Encouragingly, telecom companies did take steps to reduce costs by proposing to share their third-generation network infrastructure with other operators and by putting an end to price wars. During the period, Vodafone Group acquired a stake in a Japanese firm. Portugal Telecom and Telefonica of Spain announced plans to merge their Brazilian businesses. If approved, the combination would be South America's largest mobile telecom. France Telecom spun off its mobile business Orange at less than half the price originally indicated. Attracted by the reasonable valuation, strong brand, and growth potential, we added Orange to the portfolio. Telefonica, Portugal Telecom, and Orange are not as dependent on next-generation technology for near-term growth and have healthy balance sheets. They performed significantly better than other plummeting European telecoms in which your portfolio is considerably underweighted, including
          France  Telecom,  British  Telecom,  Sonera  (Finland),  and  Deutsche
          Telekom.

Foreign vs. Domestic Equities
--------------------------------------------------------------------------------

Cycles of Performance (December 1970 - December 2000)
Rolling 12-Month Returns

Date     Difference

12/70    -14.4065
         -22.8279
         -15.0059
         -16.238
         -19.227
         -13.8216
         -20.4672
          -5.0373
          -6.1937
          -3.9793
          -2.9786
          11.5704
          16.6203
          21.2776
          26.9568
          29.1091
          30.5443
          25.6641
          21.524
          17.9613
          21.5336
          19.0958
          18.6214
          17.3016
          18.7455
          17.3913
          26.6068
          23.9679
          18.4865
          21.2677
          25.9613
          14.4624
          14.324
          12.8868
          15.2378
           7.7962

12/73      0.5953
          -0.8801
          -7.7542
          -8.5827
          -1.8605
          -5.86
          -10.7899
          -4.1457
          -3.8366
           2.2297
          -8.584
          -0.6583
           4.2589
           7.7036
          11.0544
           8.2546
           2.006
          -2.7617
          -8.5994
          -8.8381
          -5.5414
         -13.6151
           7.8413
          -3.4598
          -0.1201
         -14.14
          20.0625
         -20.4305
         -18.6863
         -13.9755
          -6.7834
         -10.7141
         -12.4214
         -15.0317
         -20.4326
         -17.8185

12/76    -19.7887
          -6.9687
          -2.9871
           3.6355
           6.0252
           9.4515
           9.6124
          10.4467
          16.4519
          24.3074
          37.6714
          31.7878
          26.8178
          30.1642
          29.2907
          33.9731
          21.3504
          21.5247
          30.824
          36.8456
          28.8565
          29.4109
          39.5278
          28.2195
          27.9139
          15.508
          14.7307
           5.2636
          14.8875
          13.2386
           3.8623
           0.6279
          -1.8401
          -1.1775
         -18.428
         -10.2028

12/79    -12.0266
          -9.5766
         -13.4956
         -10.5315
          -5.1837
          -6.2951
          -1.3756
         -10.0691
          -3.2035
          -8.805
          -4.7536
         -16.8768
          -7.8361
          -2.313
          -5.496
          -5.326
          -4.9081
          -9.5421
         -11.0712
          -7.3756
          -0.8869
          -6.4863
         -11.8849
           5.98
           3.9734
           1.8951
           2.9902
          -0.0468
          -2.5168
           3.7026
          -3.2473
           1.1775
         -17.2568
         -15.1037
         -22.6683
         -25.2083

12/82    -22.3017
         -28.7515
         -28.4951
         -25.4208
         -31.1183
         -34.2883
         -29.5306
         -26.0154
         -13.2727
          -7.1471
           8.4761
           3.6757
           2.2334
          13.9523
          17.4489
          27.1857
          24.7483
          17.3295
          16.1427
           7.1445
           8.7019
           4.8339
           6.0727
           7.2909
           1.7614
          -9.442
         -15.824
         -16.2339
         -13.6693
         -11.1927
          -6.9518
           6.8049
          14.1996
          26.9194
          27.9747
          23.7279

12/85     25.1565
          34.3346
          45.1195
          48.4069
          62.5615
          46.4749
          53.9744
          63.1017
          64.6068
          58.8954
          33.3012
          41.3866
          51.3816
          49.5127
          40.4795
          35.1731
          40.9168
          54.0151
          33.6824
           9.9927
          11.4942
           1.9657
          27.5449
          32.6131
          19.8316
          18.186
          21.3804
          25.1998
          13.4754
           9.8021
          11.2488
          19.3312
          11.1846
          11.7959
          10.3971
           7.625

12/88     11.9787
           8.4557
           9.2444
          -6.27
         -11.6229
         -18.0745
         -10.7581
         -12.1167
         -16.856
         -10.4083
         -18.0025
         -23.3964
         -20.8884
          -9.6317
         -21.8811
         -30.6137
         -23.4037
         -13.9255
         -12.9596
         -13.2183
          -6.8172
         -18.1485
          -5.0764
         -18.1768
         -20.0914
         -26.0348
         -16.6353
         -11.5467
         -12.9086
         -16.8239
         -18.6196
         -20.9185
         -27.2537
          -8.8576
         -26.1812
         -11.6231

12/91    -17.969
         -16.0439
         -23.1095
         -18.7524
         -22.2091
         -12.8949
         -13.724
         -20.1941
          -7.4744
         -17.8342
         -22.8573
         -26.2476
         -19.4687
         -20.5165
         -14.4253
          -3.2219
          12.8201
           5.1981
           7.0701
          19.4617
          11.9108
          13.7514
          22.9355
          14.5457
          22.8662
          31.3111
          31.2242
          21.3641
          11.6257
          9.6072
          15.9026
           9.2721
           5.672
           6.4277
           6.5134
          14.0931

12/94      6.7398
          -4.7169
         -11.5535
          -9.1986
         -11.5826
         -14.9582
         -24.1375
         -18.7652
         -20.6596
         -23.6364
         -26.5081
         -29.0792
         -26.0266
         -22.1817
         -17.4887
         -19.4272
         -18.4694
         -17.4297
         -12.3787
         -12.7314
         -10.5367
         -11.3988
         -13.2956
         -15.7744
         -16.5998
         -24.1231
         -22.6229
         -18.0721
         -25.7306
         -21.5593
         -21.5356
         -33.6884
         -31.2883
         -27.9481
         -27.1925
         -28.6385

12/97    -31.3057
         -16.3161
         -19.2112
         -29.074
         -21.8346
         -19.2816
         -23.7811
         -13.5342
          -7.9644
         -17.1304
         -12.04
          -6.8724
          -8.2319
         -17.7585
         -14.4903
         -12.0951
         -12.0168
         -16.3707
         -14.838
         -10.1879
         -13.7967
           3.5119
          -2.3009
           0.5325
           6.2567
           9.2122
          14.0379
           7.4608
           4.0451
           6.9592
          10.2017
           0.298
          -6.5009
          -9.8548
          -8.7519
          -5.2349

12/00     -4.8504

Sources : MSCI EAFE Index; S&P 500 Index. Analysis by T. Rowe Price.

     o    Technology  Negative  news about the telecom  sector  hurt  technology companies supplying telecom handsets, components, and equipment. Telecom operators' plans to share third-generation networks also weakened the outlook for technology providers because fewer networks would be built in the near term. Supplier of handsets and network infrastructure LM Ericsson saw its shares plunge along with other communications equipment companies, including Alcatel. Both firms announced significant staff cuts and reduced earnings forecasts. In contrast, the world's largest handset manufacturer Nokia beat revised expectations for its first-quarter results, and its handset market share climbed to about 35%. Nokia did reduce its forecast for the global handset industry's sales. Specialist semiconductor manufacturer STMicroelectronics and semiconductor equipment producer ASM Lithography Holdings were among the other technology companies cutting forecasts and announcing job cuts, factory closures, or capital expenditure reductions. Across the board, companies remarked on the speed with which demand had fallen.

          Despite the market's sharp deceleration, other factors help to underpin the longer-term outlook for these technology companies. For example, while semiconductor manufacturers have cut their investments in production equipment generally, orders for the next-generation "300mm" equipment made by ASM Lithography Holdings have been less affected by the slowdown, and the stock outperformed. While the downturn has been discouraging, the rapidity and extent of the response by these European companies as they immediately announced measures to reduce costs and investment demonstrated their attention to returns and shareholder value. It is only recently that businesses outside the U.S. have shown such a focus on shareholder value.

     o Media Stock performance varied, depending on each company's exposure to weakening advertising demand. Reed International and Wolters Kluwer were the best-performing media holdings in the portfolio. Both companies are leaders in educational, medical/scientific, and legal publishing, are less reliant on advertising, and see less fluctuation in demand. Performance of French group Vivendi Universal was also ahead of the international media sector. Only a small proportion of Vivendi's revenues are from advertising, and new management is expected to improve returns and growth. During the period, Vivendi's acquisition of French media company Canal Plus and Seagram's media business Universal was approved. The advertising downturn tarnished the performance of VNU and WPP Group, although both have substantial market research and services businesses. VNU became the global leader in marketing/media information, with a near 20% market share after acquiring AC Nielsen following its earlier purchase of Nielsen Media Research.

  MARKET PERFORMANCE
  ------------------------------------------------------------------------------

  Six Months                      Local      Local Currency                U.S.
  Ended 4/30/01                Currency    vs. U.S. Dollars             Dollars
  ------------------------------------------------------------------------------

  Australia                        7.05%             - 1.43%               5.52%
  France                         -10.87                4.60               -6.77
  Germany                        -12.25                4.60               -8.22
  Hong Kong                       -4.50                0.00               -4.50
  Italy                           -9.62                4.60               -5.46
  Japan                           -0.48              -11.61              -12.04
  Mexico                          -3.64                3.48               -0.29
  Netherlands                     -9.49                4.59               -5.33
  Singapore                      -15.54               -3.62              -18.60
  Sweden                         -23.69               -2.44              -25.55
  Switzerland                     -7.34                3.65               -3.96
  United Kingdom                  -5.07               -1.46               -6.46

Source: RIMES Online, using MSCI indices.

     o Pharmaceuticals The underlying growth and stable or improving business outlooks of pharmaceuticals helped the sector's relative performance. Glaxo Wellcome and SmithKline Beecham finally cleared all regulatory hurdles to their merger and became GlaxoSmithKline at the end of December. The combined group is the world's largest pharmaceutical by market share, and the market leader in four of the five largest therapeutic categories. There were encouraging indications about AstraZeneca Group's potent new cholesterol-lowering product Crestor. AstraZeneca Group and Novartis merged and spun off their lower return agribusinesses. Aventis announced similar plans for its agrochemicals business while its blockbuster drugs maintained momentum. Sanofi-Synthelabo's three major products continued to drive its growth rate-the best in the sector.

     o Banks Strong results and restructuring helped Europe's banking sector rise modestly. Swiss bank UBS showed improvements in its vital private banking and asset management businesses and better-than-expected progress in reducing costs. Spanish bank Banco Bilbao Vizcaya Argentaria gained control of its subsidiaries in Argentina and Colombia in order to restructure their operations and cut costs. Excellent results and little exposure to investment banking supported returns of Royal Bank of Scotland Group and German Bayerische Hypo-und Vereinsbank, both of which are focused on retail and corporate banking. Italian Banca Intesa and Scandinavian Nordea fell during the period, but we see strong prospects for them to raise earnings and returns as they integrate recent acquisitions, rationalize operations, and cross sell products.

     o Energy and Resources Above-average oil prices and accelerating earnings supported results in the energy sector. Italian ENI led the sector, having beaten cost-cutting targets and doubled profits in 2000. Spanish Repsol's performance was buoyed by speculation that either ENI or French TotalFinaElf would acquire it. Royal Dutch/Shell agreed to merge Shell's German refining, marketing, and retailing business with those of German utilities group RWE. U.K.-based resources group Rio Tinto was a leading performer, benefiting from improving metal industry dynamics.

     o Economic Review for Europe Fourth-quarter 2000 GDP was a positive surprise in most euro zone countries, and growth for the year as a whole rose 3.4% - well above recent years and the longer-term average. However, data have weakened so far in 2001. Industrial production softened, but consumer confidence remained steady in most euro zone countries, helped by a drop in unemployment to 8.7%. Inflation of 2.6% year-over-year remained stubbornly above the European Central Bank's 2.0% target, and the ECB resisted pressure from other major central banks to ease monetary policy (after the close of the reporting period, however, the ECB did drop rates a quarter point). The euro rose 5% versus the dollar from its all-time low at the end of October 2000, as the U.S. economy slowed more sharply than Europe's, U.S. short-term rates were lowered, and Nasdaq plunged. European consumers and businesses will benefit from tax cuts this year, the result of the region's progress with structural reforms. In Germany the government pushed ahead with initial measures to reform the state pension system, putting pressure on France and Italy to do the same.

          U.K. GDP for 2000 rose 3%, the highest increase since 1997. With U.K. core inflation at 1.9%, well below the Bank of England's 2.5% target, the bank cut short-term rates half a percentage point to 5.5% in two stages, hoping to prevent the possible impact of a U.S. economic slowdown.

     Japan

     A deteriorating outlook for the economy and record bankruptcies weakened the yen 12% against the dollar, considerably reducing the stock market's return for U.S. investors. Sector performance in Japan contrasted with that in Europe. While Japan's technology stocks trailed the overall market, they were not the market's worst performers as in Europe. Europe's banking sector rose modestly but Japan's fell steeply.

     o Telecoms and Media Japan's mobile leader NTT DoCoMo fell less sharply than its international sector peers. The firm had resounding success with Internet-compatible i-mode services, and the recent launch of Java handsets with greater functionality and faster speeds has stimulated record net subscriber growth.

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                                               Percent of
                                                               Net Assets
                                                                  4/30/01

     Financials                                                     23.4%

     Consumer Discretionary                                         16.6

     Information Technology                                         13.3

     Telecommunication Services                                     10.1

     Health Care                                                     8.9

     Energy                                                          7.4

     Industrials                                                     5.6

     Consumer Staples                                                5.4

     Materials                                                       1.9

     Futures                                                         1.8

     Utilities                                                       0.7

     Reserves                                                        4.9

     Total                                                         100.0%
     ---------------------------------------------------------------------------

     Note: The Industry Diversification table differs from that in our last report, a reflection of our new methodology in apportioning industry groups.

          During the period, the company made its most significant international investment, a 16% stake in U.S. AT&T Wireless for $9.8 billion. NTT, the fixed-line parent company of DoCoMo in which your portfolio is underweighted, performed poorly. International pressure pushed Japan's Ministry of Post and Telecommunications to re commend measures that increase competition and reduce the prices NTT can charge. NTT slashed long-distance rates, and the government's plans to sell shares also weighed on the stock.

     o Technology Japanese demand for mobile telecom equipment remained buoyant, but demand from European and U.S. telecom groups slowed. The slowing caused technology suppliers including handset and infrastructure company MCI, as well as providers of telecom components such as Murata Manufacturing and TDK, to cut their own profit forecasts and perform poorly. Technology companies less directly exposed to communications equipment markets fared better. Despite issuing profit warnings, NEC and Toshiba fell less steeply because of indications that orders for their PC-related and semiconductor products might be nearing the bottom. Sony beat its net profit forecasts. Signs of improved PlayStation2 production volumes and news that nine million PlayStation2 consoles had been sold in the year since its launch also helped the stock relative to the harder-hit communications equipment suppliers. Semiconductor equipment giant Tokyo Electron was comparatively resilient as its order levels appeared to have reached a base. Canon's encouraging news about growing sales of color laser printers, less competition from an enfeebled Xerox, and a strong outlook for its semiconductor components business supported its share price.

          In a challenging environment, technology companies took steps to raise shareholder value through restructuring. TDK announced plans to streamline its organizational structure. Matsushita Electric Industrial reduced its forecasts and said it would increase overseas production by 70% to cut costs. Toshiba and MEI announced a joint venture to build parts for flat panel screens in Singapore, and NEC announced steps to restructure its flat panel screen, PC, and DRAM semiconductor businesses and close several plants.

     o Banks Bankruptcies reached record levels and banks disappointed investors by agreeing to forgive debts of major insolvent companies. Results revealed higher-than-forecast bad loans, and a deteriorating economic outlook raised concerns. In order to help cover the cost of the bad debts, banks sold their cross-shareholdings in other Japanese stocks. By the end of January, however, the stock market had fallen to the point that banks were facing the prospect of not being able to sell profitably- a threat both to their progress in unwinding cross-shareholdings and to their balance sheets. The sector started to rise on hopes that the banks would be forced to write off bad debts, then fell again when the government failed to follow through with specific plans. In late April, the defeat of Prime Minister Mori and the surprise election of reform-minded Junichiro Koizumi revived hopes that tough action would be taken. Your fund remained underweighted in the sector, holding Mizuho Holdings (the merger of IBJ, Dai-Ichi Kangyo, and Fuji Banks), Sumitomo Bank (the merger of Sumitomo Bank and Sakura Bank), and UFJ Holdings (the merger of Sanwa Bank, Tokai Bank, and Toyo Trust & Banking). Trading the large cross-shareholdings that banks and companies sold, as well as selling fixed-income investment products, boosted the business and relative performance of securities broker Nomura Securities.

     o Economic Review for Japan Discouraging news about technology demand raised fears that Japan's export-led economic recovery would falter. Evidence of Japan's deteriorating economy included a sharp decrease in private sector capital expenditure growth, declining exports, and weaker prices. Industrial production was worse than expected, and unemployment remained high. The Bank of Japan's quarterly Tankan business survey confirmed the gloomy tone of other indicators, revealing a sharper-than-expected fall in the outlook of large manufacturing firms whose exports had helped Japan avoid recession last year. Standard & Poor's cut Japan's credit rating and the G7 issued a statement encouraging Japan to ease monetary policy and tackle the banks' bad debt problems. The Bank of Japan reduced interest rates in two steps from a quarter point to 0. Concerns about the economy and financial sector, coupled with perceptions that the government might let the yen fall to boost competitiveness and revive the economy, pushed the yen down versus the greenback.

          After nearly a decade of recession, the new government's stated intention to introduce the reforms and restructuring that Japan desperately needs for steady longer-term economic growth is potentially positive.

     Far East

     Country performance across the region varied considerably. Markets in Australia and South Korea rose modestly, putting them among the strongest international markets during the period. Australian financials rallied as interest rates fell, and South Korea's technology stocks advanced from their heavily sold level at the end of October. A political scandal and the unwinding of a speculative financial syndicate hurt India's stock market, while weak technology stocks and tensions between China on one side and the U.S. and Taiwan on the other impeded Taiwan's progress.

     o Telecoms Like their international peers, most Asian telecom stocks were weak. China Mobile (Hong Kong) fell, due to an uncertain regulatory environment in China and a valuation near that of developed market operators. Korea Telecom also declined because of an expected heavy supply of new stock issuance that could dilute shareholder value. Disappointing results due largely to its telecom assets weakened conglomerate Hutchison Whampoa, whose outlook is tempered by the potential impact of the global slowdown on its ports business. Hutchison's parent company Cheung Kong Holdings performed well because of its significant property interests, which benefit from declining interest rates. Share prices of Australian telecom Telstra rose, supported by the company's sound financial foundation.

     o    Technology  South  Korean   electronics   giant  Samsung   Electronics
          rebounded, but Taiwanese semiconductor foundry Taiwan Semiconductor Manufacturing (TSMC) was weak. Both companies reduced their forecasts for the coming year, and their differing performances reflected the depressed level of Samsung Electronic's stock price at the beginning of the period while TSMC sustained a higher level until more recently. Electronic manufacturing systems company Flextronics in Singapore, which makes products for firms such as Cisco and Motorola, suffered as its customers cut back orders. Longer term, the outlook for the company should be supported by the growing trend to outsource production to international leaders.

     o Other Sectors The stock price of Australian logistics company Brambles Industries was supported by confirmation that Brambles and the U.K.'s GKN would merge their industrial services businesses to create a world leader in the industry. Australian media giant News Corporation corrected sharply at the end of 2000 when it postponed plans to float its satellite businesses. However, hopes that the company would acquire the U.S. satellite television assets of GM subsidiary Hughes helped the stock recover some ground. Although India's stock market fell, financial services group ICICI rose strongly. The company has high-caliber management and continued to grow rapidly as its quality of service attracted customers from India's poorly run state-owned banks.

     o Economic Review for the Far East Economic data indicated that GDP growth will be cut roughly in half in countries that had double-digit gains last year and will slow elsewhere. Hong Kong's fourth-quarter 2000 GDP was a better-than-expected 6.8% year-over-year, but it had been underpinned by robust exports that started to slide. Hong Kong was weakened by deflation, and unemployment rose for the first time in many months. South Korea's insolvent conglomerate Hyundai continued to threaten the country's financial stability, driving the Korean won down 14%. Australia's economy slowed sharply as fourth-quarter GDP was disappointing, consumer spending declined, and unemployment rose. China's GDP rose a robust 8.0% in 2000 and a better-than-expected 8.1% year-over-year in the first quarter of 2001. The government reiterated its commitment to support domestic economic growth with fiscal spending. Progress with regional reforms included China's elimination of some share ownership restrictions, as well as India's telecom sector deregulation and its business-friendly budget.

     Latin America

     Declining U.S. interest rates coupled with currency appreciation helped Mexico's stock market trim its losses, but Argentina's crisis impaired both Brazil's currency and stock market. Mexican telecom Telmex split into separate fixed and mobile businesses. Your portfolio retained a small position in only the fixed-line company because the mobile business carried a high valuation and faces increased competition from the Mexican subsidiaries of the U.K.'s Vodafone Group and Telefonica of Spain. Results of Mexican brewer Femsa disappointed, but its announcement that it is considering simplifying its complicated holding structure, and expectations that a new marketing and distribution strategy will be successfully implemented, helped performance.

     In Brazil, additional mobile telecom spectrum was auctioned, increasing the number of competitors in the market. Telebras fell sharply due to the burdens of increased competition and rising investment. The world's largest offshore oil platform, belonging to energy group Petrobras, sank following an explosion. However, the amount of production lost was small relative to Petrobras' total output and the company announced production targets little changed from previous estimates. The group's long-term production growth prospects remain robust, well above those of its international peers.

     o Economic Review for Latin America The external environment challenged Mexico and Brazil. The direction of the U.S. economy and stock market have more impact on Mexico, while crises in other emerging markets have a greater effect on Brazil. Mexico's transition to a new government led by Vicente Fox has gone smoothly for the most part. The economy decelerated rapidly, albeit from a worryingly strong pace. Industrial production, consumer spending, and exports to the U.S. fell from very high levels. Hopes of tax reform and high real interest rates helped strengthen the Mexican peso. Contagion from Argentina's crisis led Brazil's currency to fall 13% and interest rates, which had been reduced a half point in January, later had to be raised in two half-point steps, ending the period at 16.25%.

INVESTMENT OUTLOOK

     The global economic picture has become more clouded over the past six months. Commentators have been focusing on the financially overstretched U.S. consumer and on overcapacity, particularly in IT, and concluding that the current slowdown may be prolonged. On the other hand, the U.S. Federal Reserve has continued to cut key short-term interest rates. Significant tax relief is virtually assured, although it will be phased in over a longer period than many had hoped, and the flexible U.S. corporate sector is responding rapidly to a slowing economy by cutting capital spending and labor costs.

     While it is difficult to forecast the duration of the current slowdown, we can speculate about the likely shape of the longer-term picture. In Europe, consumers are not as overwhelmed by debt and there is less overcapacity. Structural reforms are continuing. In Japan, after nearly a decade of sluggishness, the new government's plans for economic and banking reform provide some measure of hope. Elsewhere in Asia, China and India continue to move in broadly the right direction. Progress with banking reforms in Mexico and fiscal reforms in Brazil have improved their ability to withstand a U.S. slowdown and emerging market contagion.

     The stock market declines of the past year have started to bring valuations down toward more attractive levels. Falling interest rates, better stock price valuations, and continued structural reforms give us reason to believe that much of the pain is now behind us. Although international markets are likely to be characterized by volatility in the short term, we are confident that long-term investors should be rewarded for their patience.

     Respectfully submitted,


     John R. Ford
     President, T. Rowe Price International Funds, Inc.
     May 25, 2001


Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                  Percent of
                                                                   Net Assets
 Company                         Country                              4/30/01
 -------------------------------------------------------------------------------

 GlaxoSmithKline                 United Kingdom                          3.6%

 Royal Bank of
 Scotland Group                  United Kingdom                          2.1

 TotalFinaElf                    France                                  2.1

 Shell Transport
 & Trading                       United Kingdom                          2.0

 Vodafone Group                  United Kingdom                          2.0

 Nokia                           Finland                                 2.0

 ING Groep                       Netherlands                             1.9

 NTT DoCoMo                      Japan                                   1.9

 Reed
 International                   United Kingdom                          1.8

 Sony                            Japan                                   1.8

 Canon                           Japan                                   1.5

 Aventis                         France                                  1.4

 Nestle                          Switzerland                             1.4

 Compass Group                   United Kingdom                          1.4

 Vivendi
 Universal                       France                                  1.3

 VNU                             Netherlands                             1.3

 Banca Intesa                    Italy                                   1.2

 Philips
 Electronics                     Netherlands                             1.2

 BNP Paribas                     France                                  1.2

 Securitas                       Sweden                                  1.1

 NEC                             Japan                                   1.1

 Adecco                          Switzerland                             1.1

 WPP Group                       United Kingdom                          1.1

 AXA                             France                                  1.1

 Mizuho Holdings                 Japan                                   1.0

 Total                                                                  39.6%
 -------------------------------------------------------------------------------
 Note: Table excludes reserves

 Security Classification
 -------------------------------------------------------------------------------

                                Percent                                 Market
                                 of Net               Cost               Value
 4/30/01                         Assets              (000)               (000)
 -------------------------------------------------------------------------------

 Common Stocks                    93.7%         $2,170,091          $2,541,959

 Preferred Stocks                  1.4              34,212              36,855

 Short-Term
 Investments                       0.7              19,149              19,149

 Total Investments                95.8           2,223,452           2,597,963

 Other Assets Less
 Liabilities                       4.2             115,445             114,126

 Net Assets                        100%         $2,338,897          $2,712,089
--------------------------------------------------------------------------------

Summary of Investments and Cash
April 30, 2001
                                                                     Percent of
                          Equities         Cash          Total        MSCI EAFE
Europe

    Austria                  --             --            --             0.2%

    Belgium                 0.8%            --            0.8%           0.9%

    Denmark                 0.1%            --            0.1%           0.9%

    Finland                 2.0%            --            2.0%           2.3%

    France                 13.1%            --           13.1%          11.5%

    Germany                 3.9%            --            3.9%           8.7%

    Ireland                 0.3%            --            0.3%           0.7%

    Italy                   5.9%            --            5.9%           4.7%

    Luxembourg              0.1%            --            0.1%            --

    Netherlands             7.2%            --            7.2%           5.6%

    Norway                  0.3%            --            0.3%           0.5%

    Portugal                0.4%            --            0.4%           0.5%

    Spain                   3.1%            --            3.1%           3.2%

    Sweden                  3.1%            --            3.1%           2.3%

    Switzerland             4.3%            --            4.3%           6.6%

    United Kingdom         22.2%            --           22.2%          21.4%

Total Europe               66.8%            --           66.8%          70.0%
--------------------------------------------------------------------------------

Pacific Basin

    Australia               1.5%            --            1.5%           2.9%

    Hong Kong               2.1%            --            2.1%           2.1%

    India                   0.9%            --            0.9%            --

    Japan                  18.0%            --           18.0%          24.0%

    New Zealand            --               --             --            0.1%

    Singapore               0.9%            --            0.9%           0.9%

    South Korea             0.8%            --            0.8%            --

    Taiwan                  0.5%            --            0.5%            --

Total Pacific B            24.7%            --           24.7%          30.0%
--------------------------------------------------------------------------------

Middle East

    Israel                  0.1%            --            0.1%            --

Total Middle Ea             0.1%            --            0.1%            --
--------------------------------------------------------------------------------

Americas

    Argentina                --             --             --             --

    Brazil                  1.4%            --            1.4%            --

    Canada                  0.9%            --            0.9%            --

    Chile                    --             --             --             --

    Mexico                  1.2%            --            1.2%            --

    Panama                   --             --             --             --

    Peru                     --             --             --             --

    United States            --            0.7%           0.7%            --

    Venezuela                --             --             --             --

Total Americas              3.5%           0.7%           4.2%            --
--------------------------------------------------------------------------------

    Other Assets Less
        Liabilities         4.2%s           --            4.2%            --

    TOTAL*                 99.3%           0.7%         100.0%         100.0%
--------------------------------------------------------------------------------

* Total may not add to 100.0% due to rounding.

Foreign Equity Fund
4/30/01

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Foreign Equity Fund
--------------------------------------------------------------------------------

                           MSCI              Lipper              Foreign
                           EAFE       International               Equity

4/91                     10,000              10,000               10,000
4/92                      9,182              10,416               10,608
4/93                     11,208              11,387               11,540
4/94                     13,107              13,962               14,362
4/95                     13,878              14,026               14,617
4/96                     15,508              16,342               17,215
4/97                     15,415              17,504               18,460
4/98                     18,380              21,456               21,635
4/99                     20,182              21,850               23,077
4/00                     23,043              26,196               27,948
4/01                     19,318              21,506               22,569

Total Return Performance
--------------------------------------------------------------------------------

                                  Calendar
Periods Ended                     Year-to-
4/30/01        1 Month  3 Months    Date   1 Year   3 Years* 5 Years*  10 Years*
--------------------------------------------------------------------------------

Foreign
Equity Fund      8.25    -9.52    -8.27    -19.25     1.42      5.57      8.48

S&P 500
Index            7.77    -8.26    -5.01    -12.97     5.30      15.56     15.25

MSCI EAFE
Index            6.89    -7.77    -7.72    -16.17     1.67      4.49       6.81

Lipper
International
Funds Average    6.63    -8.99    -8.66    -18.18     1.56      5.60       7.67

FT-A Euro
Pacific Index    7.21   -7.50     -7.07    -15.34     2.34      4.15       6.36

* Average annual compound total return. This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.



Financial Highlights
Foreign Equity Fund
(Unaudited)

                                For a share outstanding throughout each period
                                ------------------------------------------------

                         6 Months       Year
                            Ended      Ended
                          4/30/01   10/31/00 10/31/99 10/31/98 10/31/97 10/31/96


NET ASSET VALUE

Beginning of period        $19.16    $20.08   $17.03   $16.51   $15.62   $13.99

Investment activities

 Net investment
 income (loss)               0.26      0.13     0.21     0.28     0.21     0.21

 Net realized
 and unrealized
 gain (loss)                (2.05)     0.46     3.26     0.93     1.07     1.78

 Total from
 investment
 activities                 (1.79)     0.59     3.47     1.21     1.28     1.99

Distributions

 Net investment
 income                     (0.11)   (0.17))   (0.29)   (0.21)   (0.22)   (0.18)

 Net realized
 gain                       (1.39)    (1.34)   (0.13)   (0.48)   (0.17)   (0.18)

 Total
 distributions              (1.50)   (1.51))   (0.42)   (0.69)   (0.39)   (0.36)

NET ASSET VALUE
End of period              $15.87    $19.16   $20.08   $17.03   $16.51   $15.62
                           -----------------------------------------------------

Ratios/Supplemental Data
Total
return(diamond)            (10.06)%    2.45%   20.79%    7.65%    8.30%   14.48%

Ratio of total
expenses to
average net
assets                       0.74%!    0.74%    0.74%    0.74%    0.75%    0.76%

Ratio of net
investment
income (loss)
to average
net assets                   3.14%!    0.57%    1.08%    1.58%    1.40%    1.67%


Portfolio
turnover rate                24.6%!    39.7%    18.2%    18.6%    15.9%    13.8%

Net assets, end of period
(in millions)               $2,712    $3,138   $3,361   $3,204   $3,160   $2,322


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        ! Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
Foreign Equity Fund
April 30, 2001
(Unaudited)
--------------------------------------------------------------------------------

                                                                 Shares   Value
--------------------------------------------------------------------------------
                                                                 In thousands

 AUSTRALIA  1.5%

 Common Stocks  0.8%

 Brambles Industries                   331,500           $      8,437

 Publishing & Broadcasti             1,210,904                  6,486

 Telstra                             2,571,098                  8,749

                                                               23,672

 Preferred Stocks  0.7%

 News Corporation                    2,235,095                 18,016

                                                               18,016

 Total Australia (Cost $40,669)                                41,688



 BELGIUM  0.8%

 Common Stocks  0.8%

 Dexia (EUR)                            67,981                 10,730

 Fortis (EUR)                          397,218                 10,221

 UCB (EUR)                              41,595                  1,365

 Total Belgium (Cost $13,703)                                  22,316


 BRAZIL  1.4%

 Common Stocks  0.7%

 Pao de Acucar ADR (USD)                98,500                  2,802

 Petroleo Brasileiro
 (Petrobras) ADR (USD)                 143,400                  3,872

 Tele Norte Leste
 Participacoes ADR (USD)               246,000                  4,300

 Telebras ADR (USD)                    118,026                  6,048

 Unibanco GDR (USD)                    130,158                  3,130

                                                               20,152

 Preferred Stocks  0.7%

 Petroleo Brasileiro
 (Petrobras)                           772,060                 18,839

                                                               18,839

 Total Brazil (Cost $39,239)                                   38,991


 CANADA  0.9%

 Common Stocks  0.9%

 Alcan Aluminum                         93,420                  4,157

 Celestica (USD)*                      328,067                 16,764

 Royal Bank of Canada                  114,190                  3,193

 Total Canada (Cost $14,641)                                   24,114


 DENMARK  0.1%

 Common Stocks  0.1%

 Tele
 Danmark                                42,460           $      1,615

 Total Denmark (Cost $1,589)                                    1,615


 FINLAND  2.0%

 Common Stocks  2.0%

 Nokia (EUR)                         1,630,548                 53,962

 Total Finland (Cost $7,168)                                   53,962


 FRANCE  13.1%

 Common Stocks  13.1%

 Alcatel (EUR)                         339,889                 11,067

 Altran Technologies (EUR)              36,370                  2,356

 Aventis (EUR)                         439,086                 34,010

 Aventis (DAX Exchange)                 68,909                  5,301

 AXA (EUR)                             244,361                 28,836

 BNP Paribas (EUR)                     360,698                 32,067

 Bouygues (EUR)                        125,740                  5,380

 Canal Plus (EUR)                       18,190                     65

 Cap Gemini (EUR)                       55,900                  8,079

 Compagnie de St. Gobain                71,346                 10,761

 Groupe Danone (EUR)                    49,350                  6,415

 Hermes
 International (EUR)                    45,880                  6,595

 L'Oreal (EUR)                          53,660                  3,906

 Lafarge (EUR)                          21,993                  2,113

 Legrand (EUR)                          59,506                 13,622

 LVMH (EUR)                             54,545                  3,368

 Orange (EUR)*                       1,067,840                 11,256

 Sanofi-Synthelabo (EUR)               445,658                 26,730

 Schneider Electric (EUR                59,878                  4,088

 Societe Generale (EUR)*               105,304                  6,792

 Societe Television
  Francaise 1 (EUR)                    462,268                 19,400

 Sodexho Alliance (EUR)                164,352                  8,093

 STMicroelectronics (EUR               285,070                 11,496

 TotalFinaElf (EUR)                    381,148                 56,813

 Vivendi Universal (EUR)               525,104                 36,363

 Total France (Cost $239,373)                                 354,972


 GERMANY 3.9%

 Common Stocks 3.9%

 Allianz (EUR)                          90,619           $     26,090

 Bayer (EUR)                           108,984                  4,593

 Bayerische Hypo-und
 Vereinsbank (EUR)                     227,500                 12,692

 Deutsche Bank (EUR)                   313,084                 25,556

 Deutsche Telekom (EUR)                 82,422                  2,136

 E.On (EUR)                            134,579                  6,776

 Gehe (EUR)                            186,774                  7,457

 Rhoen-Klinikum (EUR)                   61,502                  3,683

 SAP (EUR)                              80,260                 12,754

 Siemens (EUR)                          60,436                  4,463

 Total Germany (Cost $85.162)                                 106,200


 HONG KONG  2.1%

 Common Stocks  2.1%

 Cheung Kong Holdings                1,372,670                 15,268

 China Mobile (Hong Kong             3,182,130                 15,668

 Henderson Land Developm               570,050                  2,617

 Hutchison Whampoa                   1,759,626                 18,896

 MTR*                                2,604,000                  4,491

 Total Hong Kong (Cost $35,931)                                56,940


 INDIA 0.9%

 Common Stocks 0.9%

 Global Tele-Systems                   397,060                  1,690

 Hindustan Lever                     1,886,000                  8,477

 ICICI                               1,750,000                  3,125

 ICICI ADR (USD)                       530,270                  6,310

 Infosys Technologies                   51,000                  4,078

 Total India (Cost $43,086)                                    23,680


IRELAND  0.3%

Common Stocks  0.3%

 SmartForce ADR (USD)*                 203,028                  7,308

Total Ireland (Cost $4,873)                                     7,308



 ISRAEL  0.1%

 Common Stocks  0.1%

 Check Point Software
  Technologies (USD)*                   57,929                  3,634


 Total Israel (Cost $3,180)                                     3,634


 ITALY  5.9%
 Common Stocks  5.9%

 Alleanza Assicurazioni              1,109,280           $     14,045

 Assicurazioni Generali                224,900                  7,263

 Banca Intesa (EUR)                  8,668,808                 32,535

 Bipop-Carire (EUR)                  1,015,300                  5,144

 ENI (EUR)                           3,340,862                 22,884

 Mediaset (EUR)                        260,000                  3,031

 Mediolanum (EUR)                      537,845                  6,924

 Olivetti (EUR)                      6,830,228                 15,302

 San Paolo-IMI (EUR)                   145,006                  2,026

 Telecom Italia (EUR)                  820,244                  9,119

 Telecom Italia
 Mobile (EUR)                        2,687,856                 18,482

 UniCredito Italiano (EUR)           4,625,719                 21,834

 Total Italy (Cost $131,075)                                  158,589


 JAPAN  18.0%

 Common Stocks  18.0%

 Canon                               1,068,000                 41,920

 Fanuc                                 135,700                  7,589

 Fuji Television Network                 1,501                 10,884

 Fujitsu                               535,000                  7,360

 Hitachi                               449,000                  4,353

 Ito-Yokado                            115,000                  6,412

 Kao                                   212,000                  5,387

 Kokuyo                                315,000                  3,951

 Kyocera                               176,600                 16,879

 Marui                                 642,000                  8,671

 Matsushita
 Communication
 Industrial                            129,600                  7,132

 Matsushita Electric Ind             1,078,000                 17,972

 Mitsui Fudosan                        897,000                  8,893

 Mizuho Holdings                         4,603                 28,348

 Murata Manufacturing                  267,100                 22,459

 NEC                                 1,634,000                 29,820

 Nippon Telegraph & Tele                 2,468                 15,679

 Nomura Securities                   1,215,000                 25,664

 NTT DoCoMo                              2,489                 51,164

 Sankyo                                434,000                  9,062

 Seven-Eleven Japan                    229,000                 11,138

 Shin-Etsu Chemical                    291,000                 11,681

 Shiseido                              393,000                  4,376

 Sony                                  656,580                 49,098

 Sumitomo                              947,000                  6,990

 Sumitomo Bank                       2,086,000           $     19,482

 TDK                                   100,000                  5,811

 Tokyo Electron                        155,400                 11,319

 Toshiba                             2,822,000                 18,522

 UFJ Holdings*                             816                  5,871

 Yamanouchi Pharmaceutic               468,000                 12,953

 Total Japan (Cost $461,206)                                  486,840



 LUXEMBOURG  0.1%

 Common Stocks  0.1%

 Societe Europeenne des
  Satellites (EUR)                      16,676                  2,500

 Total Luxembourg (Cost $2,673)                                 2,500


 MEXICO  1.2%

 Common Stocks  1.2%

 Banacci                             1,763,000                  3,237

 Femsa UBD Units
  (Represents 1 Series
  B and 4 Series D shares            2,280,690                  8,763

 Grupo Iusacell ADR (USD               266,000                  2,168

 Grupo Televisa GDR (USD               404,813                 15,395

 Telefonos de Mexico (Telmex)
 (Class L) ADR (USD)                    62,121                  2,149

 Total Mexico (Cost $37,893)                                   31,712


 NETHERLANDS  7.2%

 Common Stocks  7.2%

 ABN AMRO (EUR)                         91,369                  1,840

 Akzo Nobel (EUR)                       29,831                  1,243

 ASM Lithography
 Holdings (EUR)*                       661,870                 17,500

 Elsevier (EUR)                        338,480                  4,634

 Equant (EUR)*                          50,950                  1,354

 Fortis (EUR)                          562,584                 14,605

 ING Groep (EUR)                       761,045                 51,973

 KPN (EUR)                              70,765                    865

 Philips
 Electronics (EUR)                   1,093,204                 32,115

 Royal Dutch
 Petroleum (EUR)                       379,618                 22,701

 United Pan-Europe
 Communications (EUR)*                  69,987                    435

 VNU (EUR)                             844,320                 35,096

 Wolters Kluwer (EUR)*                 399,090                 11,041

 Total Netherlands (Cost $162,134)                            195,402


 NORWAY                                                         0.3%

 Common Stocks  0.3%

 Orkla                                 408,395           $      7,518

 Total Norway (Cost $4,601)                                     7,518


 PORTUGAL  0.4%

 Common Stocks  0.4%

 Jeronimo Martins (EUR)                250,281                  1,732

 Portugal Telecom (EUR)              1,037,380                 10,069

 Total Portugal (Cost $1696)                                   11,801


 SINGAPORE  0.9%

 Common Stocks  0.9%

 DBS Group Holdings                    299,000                  2,611

 Flextronics (USD)*                    216,068                  5,809

 Singapore Telecommunica             2,261,000                  2,260

 United Overseas Bank                2,148,560                 14,276

 Total Singapore (Cost $29,029)                                24,956


 SOUTH KOREA  0.8%

 Common Stocks  0.8%

 Korea Telecom ADR (USD)               139,000                  3,841

 Pohang Iron & Steel ADR               184,572                  3,693

 Samsung Electronics                    84,583                 14,707

 Total South Korea (Cost $17,772)                              22,241


 SPAIN  3.1%

 Common Stocks  3.1%

 Banco Bilbao Vizcaya
  Argentaria (EUR)                   1,775,123                 25,231

 Banco Santander Central
  Hispano (EUR)                      1,537,853                 15,282

 Empresa Nacional de
  Electricidad (EUR)                   495,846                  8,354

 Repsol (EUR)                          445,091                  8,253

 Telefonica (EUR)*                   1,204,387                 20,389

 Telefonica ADR (USD)*                 137,238                  6,898

 Total Spain (Cost $64,043)                                    84,407


 SWEDEN  3.1%


 Common Stocks  3.1%

 Electrolux (Class B)                  376,305                  6,219

 Hennes & Mauritz (Class               577,850                  9,747

 LM Ericsson (Class B)               2,307,430           $     14,849

 Nordea                              3,642,365                 22,019

 Sandvik                                58,670                  1,362

 Securitas (Class B)                 1,576,135                 30,659

 Total Sweden (Cost $80,073)                                   84,855


 SWITZERLAND  4.3%

 Common Stocks  4.3%

 ABB                                   132,937                  9,578

 Adecco                                 48,912                 29,604

 Credit Suisse Group                    31,105                  5,800

 Nestle                                 18,143                 37,565

 Roche Holding                           1,463                 10,508

 UBS                                   160,344                 24,400

 Total Switzerland
(Cost $83,987)                                                117,455


 TAIWAN  0.5%

 Common Stocks  0.5%

 Taiwan Semiconductor

 Manufacturing*                      4,750,988                 13,145

 Total Taiwan (Cost $15, 115)                                  13,145


 UNITED KINGDOM  22.2%

 Common Stocks  22.2%

 Abbey National                        279,100                  4,969

 AstraZeneca Group                     591,125                 27,499

 Autonomy*                              43,000                    362

 BG Group                              425,600                  1,668

 BP Amoco                            1,575,304                 14,120

 Cable & Wireless                    1,136,050                  8,369

 Cadbury Schweppes                   1,650,676                 10,154

 Celltech Group*                       497,000                  8,532

 Centrica                              902,710                  3,051

 Colt Telecom Group*                   229,000                  3,155

 Compass Group*                      4,793,250                 36,615

 David S. Smith                        532,185                  1,153

 Diageo                              1,725,924                 18,073

 Dimension Data*                       303,000                  1,439

 Electrocomponents                     843,160                  7,454

 GKN                                   117,700                  1,270

 GlaxoSmithKline*                    3,694,621                 97,987


 Granada Compass                     4,899,107                 13,070

 Hays                                1,247,093                  5,896

 Hilton Group                          672,940                  2,139

 HSBC Holdings (HKD)                   547,200           $      6,946

 Kingfisher                          1,419,977                  9,212

 Lattice Group                       1,169,600                  2,179

 Reckitt Benckiser                     120,000                  1,637

 Reed International                  5,073,691                 49,862

 Rio Tinto                           1,177,060                 23,876

 Royal Bank of Scotland              2,490,014                 56,991

 Shell Transport & Tradi             6,609,448                 55,027

 Standard Chartered                    983,000                 13,985

 Tesco                               3,271,504                 11,634

 Tomkins                             3,223,286                  7,158

 Unilever                            1,229,946                  9,290

 United Business Media                 366,789                  3,830

 Vodafone Group                     17,814,967                 54,154

 WPP Group                           2,448,920                 29,217

 Total United Kingdom
 (Cost $574,392)                                              601,973


 SHORT-TERM INVESTMENTS  0.7%

 Money Market Funds  0.7%

 T. Rowe Price Reserve
  Investment Fund, 5.18% #          19,149,249                 19,149

 Total Short-Term Investments
 (Cost $19,149)                                                19,149


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities

95.8% of Net Assets (Cost $2,223,452)                             $   2,597,963

Futures Contracts

In thousands

                                             Contract    Unrealized
                              Expiration       Value     Gain (Loss)
                              ----------     ---------   ----------


Long, 122 DAX
Index contracts,
$973,487 of cash
pledged as initial
margin Long, 198 FTSE               6/01      $16,994      $291
100 Index contracts,
$849,895 of cash
pledged as initial margin           6/01      16,983        253
Long, 294 Nikkei 225
Index contracts,
$1,189,946 of cash pledged
as initial margin                   6/01      16,649        184
Net payments (receipts)
of variation margin to date                                (434)

Variation margin receivable

(payable) on open futures contracts                                       294

Other Assets Less Liabilities                                         113,832

NET ASSETS                                                        $ 2,712,089
                                                                  -----------


         *        Non-income producing
         #        Seven-day yield
         ADR      American depository receipt
         GDR      Global depository receipt
         HKD      Hong Kong dollar
         USD      U.S. dollar
         EUR      Euro

      The accompanying notes are an integral part of these financial statements.


Statement of Assets and Liabilities
Foreign Equity Fund
April 30, 2001
In thousands
(Unaudited)

Assets

Investments in securities,
at value (cost $2,223,452)                                  $  2,597,963

Securities lending
collateral                                                       778,024

Other assets                                                     160,651

Total assets                                                   3,536,638


Liabilities

Obligation to return
securities lending collateral                                    778,024

Other liabilities                                                 46,525

Total liabilities                                                824,549


NET ASSETS                                                  $  2,712,089
                                                            ------------

Net Assets Consist of:

Accumulated net investment income - net                           44,753

Accumulated net realized gain/loss - net                         (84,477)

Net unrealized gain (loss)                                       373,918

Paid-in-capital applicable to 170,881,211 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                2,377,895


NET ASSETS                                                  $  2,712,089
                                                            ------------


NET ASSET VALUE PER SHARE                                   $      15.87
                                                            ------------



The accompanying notes are an integral part of these financial statements.


Statement of Operations
Foreign Equity Fund
In thousands
(Unaudited)

                                                                6 Months
                                                                   Ended
                                                                 4/30/01

     Investment Income (Loss)

     Income

       Dividend                                                 $ 52,318

       Interest                                                    2,704

       Securities lending                                            781

       Total income                                               55,803

     Expenses

       Investment management                                      10,076

       Custody and accounting                                        489

       Registration                                                   35

       Legal and audit                                                14

       Shareholder servicing                                          12

       Directors                                                       4

       Prospectus and shareholder report                               2

       Miscellaneous                                                   7

       Total expenses                                             10,639

     Net investment income (loss)                                 45,164

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)

       Securities                                                (82,185)

       Futures                                                       492

       Foreign currency transactions                                (512)

       Net realized gain (loss)                                  (82,205)

     Change in net unrealized gain or loss

       Securities                                               (280,945)

       Futures                                                       728

       Other assets and liabilities

       denominated in foreign currencies                           1,440

       Change in net unrealized gain or                         (278,777)

     Net realized and unrealized gain (l                        (360,982)

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                    $(315,818)
                                                               ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Foreign Equity Fund
In thousands
(Unaudited)

                                                 6 Months               Year
                                                    Ended              Ended
                                                  4/30/01           10/31/00

  Increase (Decrease) in Net Assets

  Operations

       Net investment
       income (loss)                      $ 45,164                  $ 20,701

       Net realized
       gain (loss)                         (82,205)                  267,045

       Change in net
       unreallized gain
       or loss                            (278,777)                 (173,691)

       Increase (decrease)
       in net assets from
       operations                         (315,818)                  114,055

  Distributions to shareholders

       Net investment incom                (18,177)                  (28,399)

       Net realized gain                  (229,687)                 (223,838)

       Decrease in net assets
       from distributions                 (247,864)                 (252,237)

  Capital share transactions *

       Shares sold                         291,990                   605,925

       Distributions reinve                195,977                   198,990

       Shares redeemed                    (349,982)                 (889,767)

       Increase (decrease)
       in net assets from capital
       share transactions                  137,985                   (84,852)

  Net Assets

  Increase (decrease)
  during period                           (425,697)                 (223,034)

  Beginning of period                    3,137,786                 3,360,820

  End of period                       $  2,712,089              $  3,137,786
                                      ------------              ------------

  *Share information

       Shares sold                          17,235                    28,248

       Distributions reinve                 11,218                     9,716

       Shares redeemed                     (21,319)                  (41,613)

       Increase (decrease) in
       shares outstanding                    7,134                    (3,649)


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

Foreign Equity Fund
April 30, 2001
(Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation

     Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation

     Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $341,000,000 and $399,738,000, respectively, for the six months ended April 30, 2001.

     Futures  Contracts

     During the six months ended April 30, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values or currency values.

     Securities  Lending

     The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was $744,038,000; aggregate collateral consisted of $778,024,000 in the securities lending collateral pool.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,223,452,000. Net unrealized gain aggregated $374,511,000 at period-end, of which $627,461,000 related to appreciated investments and $252,950,000 to depreciated investments.


Foreign Equity Fund

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,507,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $63,000 for the six months ended April 30, 2001, of which $10,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $706,000 and are reflected as interest income in the accompanying Statement of Operations.